Lincoln Benefit Life Company
                   Lincoln Benefit Life Variable Life Account

                        Supplement, dated March 7, 2005,
                                       to
              The Consultant SL Variable Universal Life Prospectus
                                dated May 1, 2004

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable universal life policies issued by Lincoln Benefit Life Company.

We have received notice that the shareholders of the Strong  Opportunity Fund II
- Investor Class and the Strong Mid Cap Growth Fund II - Investor Class ("Strong Portfolios") approved the reorganization of the Strong Portfolios into the Wells Fargo Advantage Opportunity Fund and the Wells Fargo Advantage Discovery Fund ("Wells Fargo Portfolios"), respectively.

On or around April 8, 2005 ("Conversion Date"), the Strong Opportunity Fund II - Investor Class will be merged into the Wells Fargo Advantage Opportunity Fund, and the Strong Mid Cap Growth Fund II - Investor Class will be merged into the Wells Fargo Advantage Discovery Fund. On the Conversion Date, we will change the name of the Strong Portfolio sub-accounts to reflect the change in the underlying portfolio. Policy owners will receive a confirmation of the transaction reflecting this change.

Wells Fargo Funds Management, LLC is the investment adviser for the Wells Fargo Portfolios. The investment objective for both Wells Fargo Portfolios is long-term capital appreciation.

If you currently have allocations made to the Strong Portfolio sub-accounts through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will continue to be made to those sub-accounts under their new name as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

For future reference, please keep this supplement together with your prospectus.